PREPAID EXPENSES AND OTHER CURRENT ASSETS - Summary of prepaid expenses and other current assets (Detail) - CNY (¥) ¥ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Prepaid VAT and income tax	[1]	¥ 100,396	¥ 312,003
Prepaid other service fees	[2]	94,587	342,545
Staff advance		1,901	5,813
Others		3,215	3,091
Total		250,068	722,682
Receivable from third party payment platform [Member]
Receivables from third party payment platform	[3]	49,965	11,596
Receivable from brokers [Member]
Receivables from broker	[4]	¥ 4	¥ 47,634

[1]	Prepaid VAT and income tax consist of (a) VAT input that is expected to offset with VAT output tax or to be transferred out in the future related to 2020 and 2021 and (b) the prepayment of income tax related to 2020.
[2]	Prepaid other service fees consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.
[3]	Receivables from third party payment platform consist of cash that has been received from course participants but held by the third-party payment platform. The Group subsequently collected the full balance from the third-party payment platform.
[4]	Amount represents receivable from broker related to employee’s stock option exercises in connection with employees’ tax obligations. In 2020 and 2021, certain employees exercised their stock options for which the Company paid the relevant employee’s tax obligations on their behalf to the appropriate taxing authorities. To settle the employees’ obligations with the Company, the Company’s broker withheld some of the employees’ shares and subsequently sold them in the open market at fair value. The receivable represents the cash to be received from the broker related to the above transaction.